                                                                     EXHIBIT 4.3


                         [PREFERRED STOCK CERTIFICATE]

                                    SPECIMEN


                                   NO.

                                  CERTIFICATE
                                      FOR


                                     SHARES

                                       OF

                                PREFERRED STOCK

                                   ISSUED TO


                      ------------------------------------
                                     DATED


                      ------------------------------------


For Value Received, _________________________ hereby sell, assign and transfer unto __________________________________________________________________________
________________________________________________________________________Shares
of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated _________________________________ 20_________

          In presence of

                                       _______________________________________
_______________________________________

                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF SUCH ACTS. THE SHARES EVIDENCED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS WITH RESPECT TO THE SHARES EVIDENCED HEREBY OR THE RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

REFER TO THE CERTIFICATE OF INCORPORATION, BYLAWS ON FILE WITH THE SECRETARY OF THE CORPORATION FOR FURTHER RESTRICTIONS. COPIES OF SUCH DOCUMENTS ARE ON FILE WITH, AND MAY BE INSPECTED AT, THE PRINCIPAL OFFICE OF THE CORPORATION.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 APRIL 26, 1996

   NUMBER                                                             SHARES

                             NOVATEL WIRELESS, INC.

350,000,000 SHARES COMMON STOCK                15,000,000 SHARES PREFERRED STOCK
    $.001 PAR VALUE EACH                              $.001 PAR VALUE EACH

THIS CERTIFIES THAT __________________________________________ IS THE REGISTERED

HOLDER OF ________________ Shares of the Series A Convertible Preferred Stock of

                             NOVATEL WIRELESS, INC.

HEREINAFTER DESIGNATED "THE CORPORATION", TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

     This certificate and the shares represented thereby shall be held subject to all of the provisions of the Certificate of Incorporation and the By-laws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and By-laws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

     Any stockholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the By-laws.

           WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF
                         ITS DULY AUTHORIZED OFFICERS.
           DATED:


__________________________         [SEAL]         ______________________________
                 SECRETARY                                 CHAIRMAN OF THE BOARD